Goodwill	12 Months Ended
Mar. 31, 2022
Disclosure of reconciliation of changes in goodwill [abstract]
Goodwill	GOODWILL
The Group completed the annual impairment test as at March 31, 2022 for its CGUs, which are categorized as follows:

As at	March 31, 2022
	Canada	France	EPM US	ERP US	Not allocated(a)	Total
	$	$	$	$	$	$
Beginning balance	34,644	137	8,915	29,210	—	72,906
Business acquisition (note 3)	42,491	—	—	—	31,498	73,989
Foreign currency translation adjustments	—	(9)	(63)	(205)	(530)	(807)
Net carrying amount	77,135	128	8,852	29,005	30,968	146,088

As at	March 31, 2021
	Canada	ADT	France	EPM US	ERP US	Total
	$	$	$	$	$	$
Beginning balance	26,950	7,694	150	10,012	32,802	77,608
Foreign currency translation adjustments	—	—	(13)	(1,097)	(3,592)	(4,702)
Net carrying amount	26,950	7,694	137	8,915	29,210	72,906

(a) As at March 31, 2022, the Vitalyst purchase price allocation was preliminary resulting in $30,968,000 of goodwill which has not yet been allocated to a CGU.
8. GOODWILL (CONT’D)
As at the March 31, 2022 measurement date, the Group has changed its aggregation of assets for identifying CGUs from the prior year by merging the Canada CGU with the Alithya Digital Technology Corporation (‘’ADT’’) CGU to form one single Canada CGU. The CGUs were merged as a result of increased integration, selling synergies and resource sharing across both CGUs.
The Group completed an annual impairment test as at March 31, 2022 and March 31, 2021 and concluded no impairment occurred.
In assessing whether goodwill is impaired, the carrying amount of the CGU was compared to its recoverable amount. The recoverable amount of each CGU was determined based on the value-in-use calculations, covering a three-year forecast, followed by an extrapolation of future expected net operating cash flows for the remaining useful lives using the long-term growth rate determined by management. The present value of the future expected net operating cash flows of each CGU is determined by applying a suitable after tax value Weighted Average Cost of Capital (“WACC”) reflecting current market assessments of the time value of money and the CGU-specific risks.
Key assumptions used in impairment testing by CGU are as follows:

As at	March 31, 2022
	Canada	France	EPM US	ERP US
	%	%	%	%
After tax WACC	11.9	16.7	15.2	15.3
Long-term growth rate of net operating cash flows*	3.4	2.6	2.7	2.7

* The long-term growth rate is based on published industry research.

As at	March 31, 2021
	Canada	ADT	France	EPM US	ERP US
	%	%	%	%	%
After tax WACC	10.8	11.2	14.6	13.2	13.4
Long-term growth rate of net operating cash flows*	3.4	3.4	4.5	3.4	3.4

* The long-term growth rate is based on published industry research.
No reasonably possible change in any of the above key assumptions would cause the carrying value of the France, EPM US and ERP US CGUs to exceed its recoverable amount.
For the year ended March 31, 2022, two key assumptions related to Canada were identified that, if changed, could have caused the carrying amount to exceed its recoverable amount. Varying the assumptions in the values of the recoverable amount calculation, individually as indicated below, for the year ended March 31, 2022, assuming all other variables remain constant, would result in the recoverable amount being equal to the carrying amount.

	Incremental increase in after tax WACC	Incremental decrease in long-term growth rate of net operating cash flows
	Basis points	Basis points
Canada	170	240